SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 4, 2001

           EMEX CORPORATION (formerly known as Hawks Industries, Inc.)
             (Exact name of registrant as specified in its charter)

          Nevada                     0-5781                     83-0211955
(State or other jurisdiction      (Commission                 (IRS Employer
 of incorporation)                File Number)               Identification No.)

    115 East 57th Street, Suite 1540, New York, NY                   10022
      (Address of principal executive offices)                    (Zip Code)

      Registrant's telephone number, including area code   (212) 593-2500

            Hawks Industries, Inc., 913 Foster Road, Casper, WY 82601 (Former name or former address, if changed since last report)



                              Item 5. Other Events.

     a) On May 4, 2001, one of the registrant's shareholders, namely Universal Equities Consolidated, LLC, ("Universal") made a loan of $200,000 to the registrant to supply partial "bridge funding" pending the completion of a contemplated public offering of securities of the registrant. The making of such loan has been previously reported as a post-period event in the registrant's report on Form 10-QSB for the quarter ended March 31, 2001.

     b) On May 21, 2001, another of the registrant's shareholders, namely Thorn Tree Resources, L.L.C., ("Thorn Tree"), made a loan of $225,000 to the registrant to supply additional partial bridge funding pending completion of the registrant's contemplated public offering. The making of such loan was in pursuance of the statement in the above report on Form 10-QSB that Universal and Thorn Tree intended to continue to furnish such bridge funding, which statement continues to be in effect.

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to signed on its behalf by the undersigned hereunto duly authorized.

                                           EMEX CORPORATION (formerly
                                           known as Hawks Industries, Inc.)
                                           -------------------------------------
                                                         (Registrant)

                                           /s/ Milton E. Stanson
                                           -------------------------------------
                                           (Signature) (Milton E. Stanson, Vice
                                           President and Treasurer)




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